Investments and Related Party Transactions	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Investments and Related Party Transactions

17. INVESTMENTS AND RELATED PARTY TRANSACTIONS

Chlorovinyls

We have investments that are accounted for using the equity method. In 2015, equity method investments primarily included: (i) $5.8 million, relating to our 50-percent interest in Shriram Vinyl Polytech Private Limited (“SVPP”), a joint venture formed in April 2014 to facilitate the manufacture and sale of certain compound products in India; and (ii) $9.5 million relating to our 50-percent interest in RS Cogen LLC (“RS Cogen”), which we acquired in the Merger; and (iii) $0.5 million relating to our 50-percent interest in Vinyl Solutions, LLC (“Vinyl Solutions”) a compounding manufacturer of specialty compounds. In 2014, our investments in joint ventures primarily included: (i) $5.8 million relating to SVPP; (ii) $4.6 million relating to RS Cogen; and (iii) $0.6 million relating to Vinyl Solutions.

As of December 31, 2015, 2014 and 2013 and for each of the three years ended December 31, 2015, 2014 and 2013, our related party balances for the equity method investments in our chlorovinyls segment consisted of the following:

(In millions)	2015	2014	2013	Financial Statement Classification
Equity method investments	$15.8	$11.0	$11.7	Other long term assets
Receivables due from affiliates	4.1	5.5	5.0	Accounts receivables
Amounts due to affiliates	0.2	0.4	1.9	Accounts payable
Sales to affiliates	17.1	16.9	10.8	Sales
Equity in earnings from equity method investments	0.5	0.6	0.8	Cost of sales

RS Cogen produces electricity and steam that are primarily sold to Axiall and its joint venture partner under take-or-pay contracts that extend to 2022. Axiall’s future commitment to purchase electricity and steam from the RS Cogen joint venture per the take-or-pay contracts approximates $23.5 million per year subject to contractually defined inflation adjustments. As of December 31, 2015, our future commitment under the take-or-pay arrangement approximates $160.7 million in the aggregate, with purchases during the years ended December 31, 2015, 2014 and 2013 totaling $25.8 million, $25.0 million and $22.9 million, respectively.

RS Cogen is a variable interest entity. The daily operations of the cogeneration facility are the activities of RS Cogen that most significantly impact its economic performance. These activities are directed by a management team with oversight by a management committee that has equal representation from Axiall and Entergy Corporation. By the terms of the joint venture agreement, all decisions of the management committee require approval by a majority of its members. Accordingly, the power to direct the activities of RS Cogen is equally shared between RS Cogen’s two owners and, thus, Axiall does not consider itself to be the joint venture’s primary beneficiary. Accordingly, Axiall accounts for its investment in RS Cogen under the equity method of accounting. We have recorded our investment in RS Cogen in other assets in the accompanying consolidated balance sheets and our share of investee earnings in cost of goods sold in the consolidated statements of operations.

The following table summarizes our maximum exposure to loss associated with RS Cogen as of December 31, 2015 and 2014.

	December 31,
(In millions)	2015	2014
Investment in and net advances to RS Cogen	$9.5	$4.6
Supply contracts	36.3	38.5

Maximum exposure to loss	$45.8	$43.1

We produce chlorine, caustic soda, hydrogen, hydrochloric acid (“HCL”) and sodium hypochlorite (bleach) at our Kaohsiung, Taiwan facility. The Kaohsiung, Taiwan facility is operated by Taiwan Chlorine Industries, Ltd. (“TCI”), a joint venture in which we own a 60-percent interest that is consolidated in our financial statements. A reconciliation of our minority partner’s ownership as of December 31, 2015 and 2014, reported as noncontrolling interest is set forth in the table below:

	Year Ended December 31,
(In millions)	2015	2014
Noncontrolling interest - beginning of period	$107.9	$119.4
Net income (loss) attributable to noncontrolling interest	(20.7)	3.9
Other comprehensive loss attributable to noncontrolling interest	(4.0)	(7.7)
Distribution to noncontrolling interest	(8.4)	(7.7)

Noncontrolling interest - end of period	$74.8	$107.9

On June 17, 2015, Eagle, a wholly-owned subsidiary of the Company, entered into an amended and restated limited liability company agreement with Lotte related to the formation of LACC, which was formed by Eagle and Lotte to design, build and operate the Plant. The Plant will provide partial backward integration for Axiall’s vinyls business and will supply a new MEG facility being built by Lotte. Pursuant to a contribution and subscription agreement, dated as of June 17, 2015, between the Company, Eagle and LACC, Eagle has agreed to make a maximum capital commitment to LACC of up to $225 million to fund the construction costs of the Plant. Eagle’s investment is expected to represent approximately 10 percent of the interests of LACC. Eagle and Lotte also entered into a call option agreement, dated as of June 17, 2015, pursuant to which Eagle has the right, but not the obligation, until the third anniversary of the substantial completion of the Plant, to acquire up to a 50 percent ownership interest in LACC from Lotte.

On December 17, 2015, Axiall and Lotte announced that the companies have reached a final investment decision to construct the Plant and LACC entered into the engineering, procurement and construction agreement with CB&I Inc., the construction contractor.

The Plant is being built adjacent to Axiall’s largest chlor-alkali chemical facility, located in Lake Charles, to take advantage of Axiall’s existing infrastructure, access to competitive feedstock resources, and ethylene distribution infrastructure. The anticipated start-up for the Plant is expected to be the beginning of 2019.

As of December 31, 2015, our investment in LACC is $14.9 million and is reflected in other assets in our consolidated balance sheets. Our investment in LACC is accounted for under the cost method.